UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

Instructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	INST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 9, 2020, Instructure, Inc. (the “Company”) issued a press releasing announcing the expiration of the “go-shop” period under the Agreement and Plan of Merger, by and among the Company, PIV Purchaser, LLC, a Delaware limited liability company (“Parent”) and PIV Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent. The go-shop period commenced on December 4, 2019 and expired at 11:59 p.m. Pacific Time on January 8, 2020. A copy of the Company’s press release announcing the expiration of the “go-shop” period is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, on January 7, 2020 the Company filed with the SEC a revised definitive proxy statement on Schedule 14A (the “Amended Proxy Statement”), as well as other relevant documents concerning the proposed transaction. Promptly after filing the Amended Proxy Statement with the SEC, the Company will mail the Amended Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. Investors and security holders of the Company are urged to carefully read the Amended Proxy Statement (and any amendments thereto when such filings become available) and other filings made in connection therewith because such documents will contain important information about the proposed transaction.

Investors and security holders of the Company are able to obtain a free copy of the Amended Proxy Statement, and will be able to obtain a free copy of any amendments thereto, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Amended Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to the Company’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 20, 2019 and the Company’s proxy statement on Schedule 14A filed with the SEC on April 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, are contained in the preliminary proxy statement filed with the SEC on December 23, 2019, and the Amended Proxy Statement, and will be contained in the other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained, without charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the acquisition of the Company. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for the Company’s products; new application introductions and the Company’s ability to develop and deliver innovative applications and features; the Company’s ability to provide high-quality service and support offerings; the Company’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated January 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2020

/s/ Matthew A. Kaminer
Matthew A. Kaminer
Chief Legal Officer

Exhibit 99.1

INSTRUCTURE ANNOUNCES EXPIRATION OF “GO-SHOP” PERIOD

Following Extensive Outreach, No Alternative Acquisition Proposals Emerged

Concludes Deliberate, Methodical Strategic Review and Transaction Process, including Engagement with 55 Parties

Shareholder Vote on Thoma Bravo Transaction to be Held on February 13, 2020

SALT LAKE CITY – JANUARY 9, 2020 – Instructure (NYSE: INST) today announced the expiration of the 35-day “go-shop” period pursuant to its previously announced definitive merger agreement with Thoma Bravo, LLC. During this period, which commenced on December 4, 2019 and expired at 11:59 p.m. Pacific Time on January 8, 2020, Instructure and its advisors actively solicited alternative acquisition proposals from third parties. To date, no party has submitted an alternative proposal to acquire Instructure.

At the direction of Instructure’s Board of Directors, representatives of J.P. Morgan, Instructure’s financial advisor, broadly solicited and contacted third parties that Instructure and J.P. Morgan believed might be interested in a possible alternative transaction, approaching a total of 24 potential buyers during the go-shop period to determine their interest in exploring a potential transaction with Instructure, including 9 parties with whom Instructure had discussed a potential strategic transaction prior to the execution of the merger agreement. Instructure and its financial advisor engaged with a total of 55 parties regarding a possible transaction.

While the Company has concluded the comprehensive “go-shop” process, under the terms of the merger agreement with Thoma Bravo that was negotiated by the Board, any party may still submit a superior proposal for consideration until the closing of this transaction. Under the terms of the agreement, Instructure has a customary “no-shop” provision that limits its and its representatives’ ability to solicit alternative acquisition proposals from third parties or to provide them with confidential information.

The transaction with Thoma Bravo is not subject to a financing condition and is expected to close in the first quarter, subject to the satisfaction of customary closing conditions, including foreign regulatory approvals and approval by the holders of a majority of the outstanding shares of common stock of Instructure.

Stockholders are encouraged to review the updated definitive proxy statement, which was filed with the Securities and Exchange Commission on January 7, 2020. At the Special Meeting of Stockholders, which is scheduled to be held on February 13, 2020, shareholders of record as of the close of business on January 8, 2020 will have the opportunity to vote on the proposed transaction with Thoma Bravo, which the Board believes provides significant, compelling and certain value to all Instructure shareholders.

ABOUT INSTRUCTURE

Instructure helps people grow from the first day of school to the last day of work. More than 30 million people use the Canvas Learning Management Platform for schools and the Bridge Employee Development Platform for businesses. More information at www.instructure.com.

Additional Information and Where to Find It

Instructure filed with the Securities and Exchange Commission (the “SEC”) a revised definitive proxy statement on Schedule 14A on January 7, 2020 (the “proxy statement”), as well as other relevant documents concerning the proposed transaction. The proxy statement contains important information about the proposed merger and related matters. Investors and security holders of Instructure are urged to carefully read the entire proxy statement because it contains important information about the proposed transactions. A definitive proxy statement will be sent to the stockholders of Instructure seeking any required stockholder approvals.

Investors and security holders of Instructure will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Instructure and the proposed transactions, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from Instructure by contacting Instructure’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to Instructure’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

Instructure and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of Instructure’s directors and executive officers and their ownership of Instructure common stock is set forth in Instructure’s annual report on Form 10-K filed with the SEC on February 20, 2019 and Instructure’s proxy statement on Schedule 14A filed with the SEC on April 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained, without charge, from the SEC or Instructure as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the acquisition of the Company. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, Instructure’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Instructure, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of Instructure to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; Instructure’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of Instructure’s common stock or on Instructure’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for Instructure’s products; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure’s ability to provide high-quality service and support offerings; Instructure’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to Instructure can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings Instructure makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of Instructure’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. Instructure assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

CONTACTS:

Instructure Investor Relations 866-574-3127, Investors@instructure.com

Instructure Media Contact

Cory Edwards, 801-869-5258, cory@instructure.com

or

Kekst CNC

Kimberly Kriger / Ross Lovern, 212-521-4800

kimberly.kriger@kekstcnc.com / ross.lovern@kekstcnc.com